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                                                                    EXHIBIT 99.1

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


                                                                 August 16, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



         In connection with the Quarterly Report of WebLink Wireless, Inc. (the "company") on Form 10-Q/A for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, N. Ross Buckenham, Chief Executive Officer of WebLink Wireless, Inc., certify that, to the best of my knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.




                              /s/ N. ROSS BUCKENHAM
                              --------------------------------------------------
                              N. Ross Buckenham
                              President and Chief Executive Officer and Director August 16, 2002